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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We consent to the inclusion in this registration statement (Amendment No.
2) on Form SB-2 of our report dated August 8, 1997 (October 18, 1997 as to Note
9), on our audit of the consolidated financial statements of The Havana Republic, Inc. and Subsidiaries. We also consent to the reference to our firm under the caption "Experts."


/s/ MILLWARD & CO.
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Millward & Co. CPAs
Fort Lauderdale, Florida
February 11, 1998